UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004 (October 26, 2004)

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12785	31-1486870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment corrects and supersedes the Current Report on Form 8-K filed by Nationwide Financial Services, Inc. (NFS) on October 25, 2004 by furnishing a corrected press release dated October 25, 2004 attached hereto as Exhibit 99.1. This amendment is being filed solely to correct a typographical error contained in Exhibit 99.1 for the aforementioned Current Report on Form 8-K with respect to the discussion of the current quarter interest-spread margin for the medium-term notes business contained in the last sentence of the last paragraph of the “Corporate and Other” section on page 7. The reported margin for the third quarter of 2004 of 160 basis points should have been reported as 148 basis points. All other items in the NFS Form 8-K dated October 25, 2004 remain unchanged from the original filing.

Item 2.02 - Results of Operations and Financial Condition

Item 7.01 - Regulation FD Disclosure

On October 25, 2004, Nationwide Financial Services, Inc. issued a revised press release reporting its financial results as of and for the nine months ended September 30, 2004. This information set forth under “Item 2.02 - Results of Operations and Financial Condition” and “Item 7.01 - Regulation FD Disclosure”, is intended to be furnished and such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Exhibit 99.1	Revised press release dated October 25, 2004 reporting financial results as of and for the nine months ended September 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC.
(Registrant)

Date: October 26, 2004	/s/ M. Eileen Kennedy
M. Eileen Kennedy Senior Vice President – Chief Financial Officer